SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.



                             FORM 8-K

                         CURRENT REPORT

                  Securities Exchange Act of 1934




Date of Report (date of earliest event reported): June 12, 1997



Computervision Corporation
(Exact name of registrant as specified in charter)


     Delaware           1-7760/0-20290      04-2491912
----------------        --------------     --------------
(State or other          (Commission       IRS Employer
jurisdiction             File Numbers)     Identification
of incorporation)                          Number)


100 Crosby Drive, Bedford, MA  01730
(Address of principal executive offices)


(617) 275-1800
(Registrant's telephone number, including area code)



(Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On June 12, 1997, Computervision Corporation issued a press release announcing the election of two new members to its Board of Directors (see copy of press release attached).





Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements of business acquired:

         Not applicable

(b)  Pro Forma financial information

         Not applicable

(c)  Exhibits:

         (99) (a) Press Release dated June 12, 1997

                            SIGNATURES



     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               Computervision Corporation
                               (Registrant)


                               By /S/ Anthony N. Fiore, Jr.
                                 Anthony N. Fiore, Jr.
                                 Vice President, Business
                                 Operations and General Counsel

                               Date:  June 18, 1997

                        EXHIBIT INDEX
                        -------------

Exhibit No.                                     Page. No.
---------------------------------------------------------

(99) (a) Press Release dated June 12, 1997        5-6

For Further Information:

Investor Contact:				Media Contact:
Kathryn Cadigan				Wayne B. George
Director, Investor Relations		Director, Public Relations
(617) 275-1800, ext. 1871		(617) 275-1800, ext. 2443


FOR IMMEDIATE RELEASE

       Computervision Shareholders Elect New Board Members

BEDFORD, Mass., June 12, 1997 -- Computervision Corporation (NYSE:CVN) today announced that its shareholders have elected Sanjiv Ahuja and Henry Ancona to serve on the company's Board of Directors for terms to expire in 1999 and 2000, respectively. Current Directors Kathleen A. Cote and Andrew G. C. Sage II were re-elected to serve on the Computervision Board for terms to expire in 2000. The elections were made at the company's Annual Meeting of Stockholders.

Mr. Ahuja is currently President and Chief Operating Officer of
Bellcore. He previously spent 15 years at IBM Corporation, where he most recently served as Director of Enterprise Management
Platforms.

Mr. Ancona is Executive Vice President of Polaroid Corporation,
responsible for digital imaging technologies.   He also spent 22
years at Digital Equipment Corporation, where his last position was Vice President, Corporate Business Planning.

Computervision President and Chief Executive Officer Kathleen A. Cote commented, We are delighted to have Sanjiv and Henry on the Board. Both bring to the Board a range of experience and skills in software product development and business management processes which will be extremely valuable in supporting the execution of our growth strategy in Electronic Product
Definition(TM)(EPD(TM).


Computervision Background
-------------------------
Computervision Corporation is the leading international supplier of Electronic Product Definition solutions. EPD is Computervision's product and process response to the customer need to concurrently create, manage, share and reuse electronic product information in a collaborative environment throughout a product's life cycle and across a distributed value chain. For more than 26 years, the company's product development software solutions have helped manufacturers improve product quality and reduce time to market. Computervision is headquartered in Bedford, Massachusetts.

Computervision and the Computervision logo are registered trademarks of Computervision Corporation. Electronic Product
Definition and EPD are trademarks of Computervision Corporation.
All other trademarks are trademarks of their respective owners.

A copy of this release plus financial, product and other company information is available by dialing 1-800-546-4616. Any questions concerning the service should be directed to Investor Relations at Computervision Corporation at 617/275-1800. For more on Computervision, please call (617) 275-1800 or visit the Computervision web site at http://www.cv.com.



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